Exhibit 99.77(q)(a)(3)

FORM OF

ING VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is sixteen billion, nine hundred million (16,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of sixteen million, nine hundred thousand dollars ($16,900,000).

SECOND:  At its July 11, 2013 meeting and pursuant to the authority expressly vested in it by Section Second (8) of the Corporation’s Articles of Amendment and Restatement (the “Charter”), the Board of Directors (the “Board”) of the Corporation, acting in accordance with Section 2-105(c) of the Maryland General Corporation Law (the “MGCL”), adopted resolutions classifying and designating two hundred million (200,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation, as additional shares of the following Class (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Class	Shares Allocated
ING U.S. Bond Index Portfolio – Class I	200,000,000

THIRD: The shares designated and classified in Article SECOND of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Section Second (6) of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FOURTH: Immediately prior to the classification of the additional Capital Stock as set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Australia Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Emerging Markets Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Global Value Advantage Portfolio	Adviser Class	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	500,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eight billion (8,000,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, nine hundred million (8,900,000,000) shares remaining undesignated and unclassified.

FIFTH: Immediately following the classification and designation of shares set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Australia Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Emerging Markets Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Global Value Advantage Portfolio	Adviser Class	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	700,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eight billion, two hundred million (8,200,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, seven hundred million (8,700,000,000) shares remaining undesignated and unclassified.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	ING Variable Portfolios, Inc.

Name: Huey P. Falgout, Jr. Title: Secretary	Name: Todd Modic Title: Senior Vice President

Dated: August 7, 2013